UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): (December 2, 2021) December 8, 2021
Blue Ocean Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2021, Blue Ocean Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 16,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $165,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-260889) related to the IPO, initially filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2021 and declared effective by the Commission on December 2, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 2, 2021, between the Company and Needham & Company, LLC.
●	A Warrant Agreement, dated December 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
●	A Letter Agreement, dated December 2, 2021, among the Company, the Sponsor (as defined below), Apollo SPAC Fund I, L.P., and the Company’s officers and directors.
●	An Investment Management Trust Agreement, dated December 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
●	A Registration Rights Agreement, dated December 2, 2021, among the Company, the Sponsor and certain other security holders named therein.
●	An Administrative Support Agreement, dated December 2, 2021, between the Company and the Sponsor.
●	A Private Placement Warrants Purchase Agreement, dated December 2, 2021, between the Company and the Sponsor.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Marcus Brauchli.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Paul Bascobert.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Ankur Manglik.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Sean Glodek.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Norman Pearlstine.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Joel Motley.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Matt Goldberg.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Priscilla Han.
●	An Indemnity Agreement, dated December 2, 2021, between the Company and Dale Mathias.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 8,135,000 warrants to the Company’s sponsor, Blue Ocean Sponsor LLC (the “Sponsor”), and 100,000 warrants to Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc. (“Apollo” and the warrants, collectively, the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, generating aggregate gross proceeds to the Company of $8,235,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor, Apollo or their permitted transferees: (1) they will not be redeemable by the Company or Apollo (except in certain redemption scenarios when the price per Ordinary Share equals or exceeds $10.00 (as adjusted)); (2) they (including the Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor or Apollo until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 2, 2021, the following individuals were appointed to the board of directors of the Company: Norman Pearlstine, Joel Motley, Matt Goldberg, Priscilla Han, Dale Mathias and Sean Glodek. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2021, the Company filed its amended and restated memorandum and articles of association with Registrar of Companies of the Cayman Islands. The terms of the amended and restated memorandum and articles of association of association are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the amended and restated memorandum and articles of association is qualified in its entirety by reference to the full text of the amended and restated memorandum and articles of association, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

A total of $168,300,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months offering (or up to 21 months if the period of time to consummate a business combination is extended, as described in more detail in the Company’s prospectus which is a part of the Registration Statement) from the closing of the IPO, or such other time period in which we must consummate an initial business combination pursuant to an amendment to our amended and restated memorandum and articles of association, (such period, the “completion window”) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within the completion window, subject to applicable law.

In connection with the IPO, Apollo purchased an aggregate of $16,483,500 of units in the offering. Apollo previously entered into an agreement with the Company and the Sponsor (the form of which was previously filed as an exhibit to the Registration Statement), pursuant to which, subject to the conditions set forth therein, Apollo acquired an aggregate of 175,000 founder shares from the Sponsor for $0.0058 per share (with an opportunity to acquire up to 125,000 additional founder shares from our sponsor for $0.0058 per share at the completion of the Company’s initial business combination), for $1,015 (or $1,740 in the aggregate if all 300,000 founder shares are purchased).

On December 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed with this Form 8-K:
Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated December 2, 2021, between the Company and Needham & Company, LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated December 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 2, 2021, among the Company, the Sponsor, Apollo and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated December 2, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 2, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated December 2, 2021, between the Company and Sponsor.

10.5	Administrative Support Agreement, dated December 2, 2021, between the Company and the Sponsor

10.6	Form of Indemnity Agreement, dated December 2, 2021, between the Company and each officer and/or director.

99.1	Press Release, dated December 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp
Date: December 8, 2021	By:	/s/ Paul Bascobert
	Name:	Paul Bascobert
	Title:	Chief Executive Officer and Director

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